EXHIBIT 32.1

                                  CERTIFICATION

     In connection  with the  quarterly  report of New Century  Equity  Holdings
Corp. (the "Company") on Form 10-Q for the quarter ended June 30, 2005, as filed with the  Securities  and Exchange  Commission on the date hereof,  I, Steven J.
Pully,  Chief Executive Officer of the Company,  certify,  pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)  The Form 10-Q report for the quarter  ended June 30,  2005,  filed with the
     Securities and Exchange  Commission on August 15, 2005, fully complies with the  requirements of Section 13(a) or 15(d) of the Securities  Exchange Act
     of 1934; and

(2)  The  information  contained  in the Form 10-Q report for the quarter  ended
     June 30, 2005 fairly  presents,  in all material  respects,  the  financial condition and results of operations of New Century Equity Holdings Corp.

By: /s/ Steven J. Pully                    Date:  August 15, 2005
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    Steven J. Pully
    Chief Executive Officer